CALVERT SOCIAL INVESTMENT FUND
                             (Technology Portfolio)
                4550 Montgomery Avenue, Bethesda, Maryland 20814

                       Statement of Additional Information
                                October 31, 2000

     New  Account     (800)  368-2748     Shareholder
     Information:     (301)  951-4820     Services:     (800)  368-2745
     Broker           (800)  368-2746     TDD  for  the  Hearing-
     Services:        (301)  951-4850     Impaired:     (800)  541-1524

     This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated October 31, 2000. The prospectus may be obtained free of charge by writing the Fund at the above address or calling the Fund, or by visiting our website at www.calvert.com.


                                TABLE OF CONTENTS

     Investment  Policies  and  Risks                 2
     Investment  Restrictions                         7
     Investment  Selection  Process                   8
     Dividends,  Distributions  and  Taxes            9
     Net  Asset  Value                                9
     Purchase  and  Redemption  of  Shares           10
     Advertising                                     11
     Trustees,  Officers  and  Advisory  Council     12
     Investment  Advisor  and  Subadvisor            15
     Administrative  Services  Agent                 15
     Method  of  Distribution                        15
     Transfer  and  Shareholder  Servicing  Agents   17
     Portfolio  Transactions                         17
     Personal  Securities  Transactions              17
     Independent  Accountants  and  Custodians       18
     General  Information                            19
     Appendix                                        20




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                          INVESTMENT POLICIES AND RISKS
                          -----------------------------

Foreign  Securities
     Investments in foreign securities may present risks not typically involved in domestic investments. The Portfolios may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.
     Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolios change investments from one country to another or convert foreign securities holdings into US dollars.
     United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
     Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy, or by political instability, including risk of expropriation.
     Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the US dollar, the value of the security in US dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
     The Fund may enter into forward foreign currency contracts for two reasons. First, the Portfolios may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect themselves against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
     Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Fund enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Funds' securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

MARKET RISK
     This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. Market risk also can apply to a particular industry sector and type of issuer and includes risks associated with investing substantial amounts in companies located in specific countries or geographic regions. Factors affecting that sector, issuer, or region could have a major effect on the value of a Fund's investments. Because the fund may concentrate 25% or more of its assets in the securities of issuers of one industry, it has increased exposure to any special risks that may effect that industry.

SHORT  SALES
     The Fund may engage in short sales to gain optimum return on a short position in a company's stock. A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

TEMPORARY  DEFENSIVE  POSITIONS
     For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, US government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

REPURCHASE  AGREEMENTS
     The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

REVERSE  REPURCHASE  AGREEMENTS
     The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
     During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
     The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

HIGH  SOCIAL  IMPACT  INVESTMENTS

     The Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments). The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings.) The annual return on High Social Impact Investments is between 0% and 4%. Thus, rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities

     The Fund expects to purchase all of its High Social Impact Investments in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Foundation maintains a certain required level of capital upon which the Fund could rely if a note were ever to default.

NON-INVESTMENT  GRADE  DEBT  SECURITIES
     Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
     The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.
     When purchasing non-investment grade debt securities, rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

DERIVATIVES
     The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

OPTIONS  AND  FUTURES  CONTRACTS
     The Funds may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.
     The Fund may engage in such transactions only to hedge the existing positions in the respective Portfolios (or for Managed Index, for liquidity or to hedge cash exposure). They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
     The Fund may write "covered options" on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Fund's social criteria. The Fund will purchase such options only to hedge against changes in the value of securities the Fund holds and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
     The Fund may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
     When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.
     When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
     The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.
     Risks Related to Options Transactions. The Fund can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on US Government obligations.
     A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
     The Fund may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
     Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a US exchange or board of trade. The Fund may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.
     The Fund may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolios against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its securities.
     The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.
     Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Funds' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

LENDING  PORTFOLIO  SECURITIES
     The Portfolios may lend its securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. The Portfolios will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.
The advantage of such loans is that the Portfolios continue to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolios' investment objective, policies and restrictions.
     Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Portfolios will make loans of their securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.




                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL  INVESTMENT  RESTRICTIONS
     The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
(2) The Fund may concentrate its investments in the securities of issuers primarily engaged in industries within the technology sector and securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby.
(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.
(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) The Fund may not invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

NONFUNDAMENTAL  INVESTMENT  RESTRICTIONS
     The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

The  Fund  May  Not:
(1) Purchase the obligations of foreign issuers or ADRs if more than 45% of the value of the Portfolio's net assets would be invested in such securities.
(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.
(3) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.
(4) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.
(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

     Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                          investment selection process
                          ----------------------------

     Investments in the Fund are selected on the basis of their ability to contribute to the dual objective of the Fund, (i.e., those that satisfy the Fund's investment and social criteria). The Fund has developed a number of techniques for evaluating the performance of issuers in each of these areas. The primary sources of information are reports published by the issuers themselves, the reports of public agencies, and the reports of groups which monitor performance in particular areas. These sources of information are sometimes augmented with direct interviews or written questionnaires addressed to the issuers. It should be recognized, however, that there are few generally accepted measures by which achievement in these areas can be readily distinguished; therefore, the development of suitable measurement techniques is largely within the discretion and judgment of the Advisors of the Fund.
     Candidates for inclusion in any particular class of assets are then examined according to the social criteria. Issuers are classified into three categories of suitability under the social criteria. In the first category are those issuers, which exhibit unusual positive accomplishment with respect to some of the criteria and do not fail to meet minimum standards with respect to the remaining criteria. To the greatest extent possible, investment selections are made from this group. In the second category are those issuers, which meet minimum standards with respect to all the criteria but do not exhibit outstanding accomplishment with respect to any criterion. This category includes issuers which may lack an affirmative record of accomplishment in these areas but which are not known by Advisors to violate any of the social criteria. The third category under the social criteria consists of issuers who flagrantly violate, or have violated, one or more of those values, for example, a company, which repeatedly engages in unfair labor practices. The Fund will not knowingly purchase the securities of issuers in this third category.
     It should be noted that the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies. The Advisors of the Fund, however, believe that within the first and second categories there are sufficient investment opportunities to permit full investment among issuers, which satisfy the Fund's social investment objective.
     To the greatest extent possible, the Advisors apply the same social criteria to the purchase of non-equity securities as it applies to equity investments. With respect to government securities, the Money Market Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the Federal Government whose purposes further or are compatible with the Fund's social criteria, such as obligations of the Bank for Cooperatives and the Student Loan Marketing Association, rather than general obligations of the Federal Government, such as Treasury securities. Bank certificates of deposit, commercial paper, repurchase agreements, and corporate bonds are judged in the same way as a prospective purchase of the bank's or issuing company's common stock.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

     The Fund intends to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
     Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 1999, for the Money Market Portfolio was $6,959, Balanced Portfolio was $0, Bond Portfolio was $0, Equity
Portfolio  was  $0,  and  Managed  Index  Portfolio  was  $492,447.
     Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
     The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% of each reportable redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
     In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund (not applicable to Money Market Portfolio): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the US, a State, the District of Columbia, a US possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; US registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.
     Many states do not tax the portion of the Fund's dividends which is derived from interest on US Government obligations. State law varies considerably concerning the tax status of dividends derived from US Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.
     Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

                                 net asset value
                                 ---------------

     The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value per share of the Fund is determined every business day as of the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.
     The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees.


Total  Return  and  Other  Quotations
     The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a the Fund investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
     Total  return  is  computed  according  to  the  following  formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
     Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Class I shares do not have a sales charge.

                        purchase and redemption of shares
                        ---------------------------------

     Share certificates will not be issued unless requested in writing by the investor. Share certificates will not be issued unless requested in written by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificate have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.
     The Fund has filed a notice of election under Rule 18f-1 with the Commission. The notice stated that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).
     Fund shares shall be distributed through the distributor and third party brokers. See the prospectus for more details on purchased and redemptions.

                                   advertising
                                   -----------

     The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
     The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes.
     Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1999). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

                                     ------
                    TRUSTEES, OFFICERS, and advisory council
                    ----------------------------------------

     The Fund's Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the trustees.

                                                      PRINCIPAL
                                                      OCCUPATION(S)  DURING
NAME, ADDRESS & DATE OF BIRTH   POSITION WITH FUND    LAST 5 YEARS

REBECCA ADAMSON,                DIRECTOR               PRESIDENT OF THE NATIONAL
11917 MAIN STREET, FREDERICKSBURG                      NON-PROFIT, FIRST NATIONS
VA 22408  DOB: 09/10/47                                      FINANCIAL  PROJECT.

RICHARD L. BAIRD, JR.           DIRECTOR                  VICE PRESIDENT FOR THE
211 OVERLOOK DRIVE, PITTSBURGH                            FAMILY HEALTH COUNCIL,
PENNSYLVANIA 15215  DOB:05/09/48                             INC. IN PITTSBURGH,
                                                      PENNSYLVANIA, A NON-PROFIT
                                                                     CORPORATION

*JOHN J. GUFFEY, JR.            DIRECTOR             EXECUTIVE VICE PRESIDENT OF
388 CALLE COLINA SANTA FE, NM                 SOCIAL INVESTMENT FUND. ORGANIZING
87501  DOB: 05/15/48                           DIRECTOR OF THE COMMUNITY CAPITAL
                                               BANK IN BROOKLYN, NEW YORK, AND A
                                                 FINANCIAL CONSULTANT TO VARIOUS
                                                                   ORGANIZATIONS

JOY V. JONES, ESQ.,             DIRECTOR              ATTORNEY AND ENTERTAINMENT
175 WEST 12TH STREET, NEW YORK,                        MANAGER IN NEW YORK CITY.
NEW YORK 10011  DOB: 07/02/50

*BARBARA J. KRUMSIEK,           DIRECTOR              PRESIDENT, CHIEF EXECUTIVE
DOB: 08/09/52                                          OFFICER AND VICE CHAIRMAN
                                                    OF CALVERT GROUP, LTD. PRIOR
                                                       TO JOINING CALVERT GROUP,
                                                        MS. KRUMSIEK SERVED AS A
                                                   MANAGING DIRECTOR OF ALLIANCE
                                                          FUND DISTRIBUTORS,INC.

TERRENCE J. MOLLNER, Ed.D       DIRECTOR               FOUNDER, CHAIRPERSON, AND
15 EDWARDS SQUARE, NORTHAMPTON,              PRESIDENT OF TRUSTEESHIP INSTITUTE,
MASSACHUSETTS 01060  DOB: 12/13/44              INC., A DIVERSE FOUNDATION KNOWN
                                             PRINCIPALLY FOR ITS CONSULTATION TO
                                          CORPORATIONS CONVERTING TO COOPERATIVE
                                                              EMPLOYEE-OWNERSHIP

SYDNEY AMARA MORRIS             DIRECTOR           REV. MORRIS PREVIOUSLY SERVES
2915 WEST 12TH VANCOUVER, BRITISH                AS A MINISTER OF THE UNITARIAN-
COLUMBIA, CANADA V6K2R2  DOB: 09/07/49                   UNIVERSALIST FELLOWSHIP

*CHARLES T. NASON               DIRECTOR           CHAIRMAN, PRESIDENT AND CHIEF
7315 WISCONSIN AVENUE, BETHESDA                  EXECUTIVE OFFICER OF THE ACACIA
MARYLAND 20814  DOB: 04/22/46                    GROUP, A WASHINGTON, D.C.-BASED
                                                FINANCIAL SERVICES ORGANIZATION,
                                                    INCLUDING ACACIA MUTUAL LIFE
                                                   INSURANCE COMPANY AND CALVERT
                                                                     GROUP, LTD.

*D. WAYNE SILBY, ESQ.           DIRECTOR             TRUSTEE/DIRECTOR OF EACH OF
1715 18TH STREET, N.W.,                          THE INVESTMENT COMPANIES IN THE
WASHINGTON, D.C. 20009                            CALVERT GROUP OF FUNDS, EXCEPT
DOB: 07/20/48                                  FOR CALVERT VARIABLE SERIES, INC.
                                                AND CALVERT NEW WORLD FUND, INC.
                                               OFFICER, DIRECTOR AND SHAREHOLDER
                                             OF SILBY, GUFFEY AND COMPANY, INC.,
                                              WHICH SERVES AS GENERAL PARTNER OF
                                                 CALVERT SOCIAL VENTURE PARTNERS
                                             ("CSVP"). DIRECTOR OF ACACIA MUTUAL
                                             LIFE INSURANCE COMPANY AND CHAIRMAN
                                                OF THE CALVERT SOCIAL INVESTMENT
                                                                     FOUNDATION.

RENO J. MARTINI,                DIRECTOR               SENIOR VICE PRESIDENT AND
DOB: 01/13/50                                CHIEF INVESTMENT OFFICER OF CALVERT
                                                  ASSET MANAGEMENT COMPANY, INC.

RONALD M. WOLFSHEIMER, CPA,     DIRECTOR               SENIOR VICE PRESIDENT AND
DOB: 07/24/52                                         CHIEF FINANCIAL OFFICER OF
                                                             CALVERT GROUP, LTD.

--------------------------------------------------------------------------------
*WILLIAM M. TARTIKOFF, ESQ.     DIRECTOR                  SENIOR VICE PRESIDENT,
DOB: 08/12/47                                     SECRETARY, AND GENERAL COUNSEL
                                                          OF CALVERT GROUP, LTD.
--------------------------------------------------------------------------------
CATHERINE S. BARDSLEY, ESQ.     DIRECTOR                  COUNSEL TO KIRKPATRICK
1800 MASSACHUSETTS AVENUE, N.W.,                   AND LOCKHART, LLP, THE FUND'S
WASHINGTON, D.C. 20036                                             LEGAL COUNSEL
DOB: 10/04/49
--------------------------------------------------------------------------------
DANIEL K. HAYES                 DIRECTOR               VICE PRESIDENT OF CALVERT
DOB: 09/09/50                                          ASSET MANAGEMENT COMPANY,
                                                                            INC.
--------------------------------------------------------------------------------
SUSAN WALKER BENDER, ESQ.       OFFICER                ASSOCIATE GENERAL COUNSEL
DOB: 01/29/59                                           OF CALVERT GROUP, AND AN
                                                          OFFICER OF EACH OF ITS
                                                  SUBSIDIARIES AND CALVERT-SLOAN
                                                                ADVISERS, L.L.C.
--------------------------------------------------------------------------------
IVY WAFFORD DUKE, ESQ.          OFFICER                ASSOCIATE GENERAL COUNSEL
DOB: 09/07/68                                   OF CALVERT GROUP, AND AN OFFICER
                                                 OF EACH OF ITS SUBSIDIARIES AND
                                                  CALVERT-SLOAN ADVISERS, L.L.C.
                                                     PRIOR TO WORKING AT CALVERT
                                                GROUP, MS. DUKE WAS AN ASSOCIATE
                                              IN THE INVESTMENT MANAGEMENT GROUP
                                          OF THE BUSINESS AND FINANCE DEPARTMENT
                                                     OF DRINKER BIDDLE AND REATH
--------------------------------------------------------------------------------
VICTOR FRYE, ESQ.               OFFICER           COUNSEL AND COMPLIANCE OFFICER
DOB: 10/15/58                                    OF CALVERT GROUP AND AN OFFICER
                                                 OF EACH OF ITS SUBSIDIARIES AND
                                                  CALVERT-SLOAN ADVISERS, L.L.C.
                                              PRIOR TO WORKING AT CALVERT GROUP,
                                             MR. FRYE WAS COUNSEL AND MANAGER OF
                                                THE COMPLIANCE DEPARTMENT AT THE
                                                                  ADVISORS GROUP
--------------------------------------------------------------------------------
JENNIFER STREAKS, ESQ.          OFFICER             ASSISTANT GENERAL COUNSEL OF
DOB: 08/02/71                                       CALVERT GROUP AND AN OFFICER
                                                     OF EACH OF ITS SUBSIDIARIES
                                                     AND CALVERT-SLOAN ADVISERS,
                                                         L.L.C. PRIOR TO JOINING
                                              CALVERT GROUP IN 1999, MS. STREAKS
                                            HAD BEEN A REGULATORY ANALYST IN THE
                                                    MARKET REGULATION DEPARTMENT
                                                     OF THE NATIONAL ASSOCIATION
                                                     OF SECURITIES DEALERS SINCE
                                                            1997. PRIOR TO THIS,
                                                      MS. STREAKS HAD BEEN A LAW
                                                          CLERK TO THE HONORABLE
                                                       MAURICE FOLEY AT THE U.S.
                                                    TAX COURT FOR THE YEAR SINCE
                                                          GRADUATING FROM HOWARD
                                                       UNIVERSITY SCHOOL OF LAW,
                                                         WHERE SHE WAS A STUDENT
                                                                      1993-1996.
--------------------------------------------------------------------------------
MICHAEL V. YUHAS JR., CPA       OFFICER                         DIRECTOR OF FUND
DOB: 08/04/61                                                  ADMINISTRATION OF
                                                             CALVERT GROUP, LTD.

     The address of Trustee and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of any class of each Portfolio's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.

     Mr. Baird, Dr. Mollner, Ms. Adamson, Ms. Jones, and Rev. Morris serve on the Fund's Audit Committee. Ms. Adamson, Dr. Mollner, and Mr. Silby serve on the Fund's High Social Impact Investments Committee which assists the Fund in identifying, evaluating and selecting investments in securities that offer a rate of return below the then-prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria. Ms. Jones, Rev. Morris, and Messrs. Guffey and Silby serve on the Fund's Special Equities Committee which assists the Fund in identifying, evaluating, and selecting appropriate special equity investment opportunities for the Fund.
     The Advisory Council is a resource to the Fund's Board of Trustees regarding communications networks for the Fund and the application and refinement of the Fund's social criteria. The Advisory Council has no power, authority, or responsibility with respect to the management of the Fund or the conduct of the affairs of the Fund. Messrs. Silby, Guffey and Mollner, and Ms. Krumsiek serve as directors of the Calvert Social Investment Foundation, a non-profit organization formed to increase awareness and educate the general public about the benefits of socially conscious investing. The Foundation is not directly affiliated with Calvert Group.
     During fiscal 1999, Trustees of the Fund not affiliated with the Fund's Advisor were paid $39,781 by the Money Market Portfolio, $142,545 by the Balanced Portfolio, $15,264 by the Bond Portfolio, $37,479 by the Equity Portfolio, and $8,228 by the Managed Index Portfolio. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Portfolios based upon their relative net assets. Trustees who serve only the CSIF Board receive an annual fee of $15,430, plus $600 for each Board and Committee meeting attended.
     Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

                           Trustee Compensation Table
                                Fiscal Year 1999
                               (unaudited numbers)

     Aggregate  Compensation     Pension  or  Retirement     Total  Compensation
from
     from Registrant for Service     Benefits Accrued as part     Registrant and
Fund
Name  of  Trustee/Officer     as  Trustee/Officer     of  Registrant  Expenses*
Complex  paid  to  Trustee**

Rebecca  Adamson     $32,283     $0     $32,283
Richard  L.  Baird,  Jr.     $2,999     $0     $39,250
John  G.  Guffey,  Jr.     $11,114     $1,896     $56,365
Joy  V.  Jones     $29,580     $0     $29,580
Terrence  J.  Mollner     $24,830     $0     $33,830
Sydney  Amara  Morris     $22,630     $12,000     $22,630
D.  Wayne  Silby     $20,332     $0     $60,831

                          Trustee Compensation Table
                                Fiscal Year 1999
                               (unaudited numbers)


                        Aggregate        Pension or  Total
                        Compensation     Retirement  Compensation
                        from Registrant  Benefits    from
                        for Service      Accrued as  Registrant and
                        as Trustee/      part of     Fund Complex
                        Officer          Registrant  to Trustee**
                                         Expenses*
Name of Trustee/Officer
Rebecca  Adamson          $32,283               $0          $32,283
Richard  L.  Baird,  Jr.  $2,999                $0          $39,250
John  G.  Guffey,  Jr.    $11,114               $1,896      $56,365
Joy  V.  Jones            $29,580               $0          $29,580
Terrence  J.  Mollner     $24,830               $0          $33,830
Sydney  Amara  Morris     $22,630               $12,000     $22,630
D.  Wayne  Silby          $20,332               $0          $60,831

*Ms. Adamson, Ms. Jones, Rev. Morris, and Mr. Guffey have chosen to defer a portion of their compensation. As of September 30, 1999, total deferred compensation, including dividends and capital appreciation, was $54,604, $17,765, $31,559 and $11,022, for each of them, respectively.
**As of September 30, 1999, The Fund Complex consists of nine (9) registered investment companies.

                        investment advisor and subadvisor
                        ---------------------------------

     The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia"). Acacia is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of trustees, executive officers and employees of the Fund, and Advisory Council members, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
     The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.
     Turner Investment Partners, Inc. is 100% employee owned. The subadvisor receives a subadvisory fee, paid by the Advisor, of 1.00% of the Fund's first $100 million of average net assets and 0.90% of any such assets over $100 million.
     The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

                          administrative services agent
                          -----------------------------

     Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

          Class  A,  B,  and  C     Class  I

Technology      0.25%                0.05%

     Administrative services fees are allocated among classes as a class-level expense based on net assets.

                             method of distribution
                             ----------------------

     Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets.
     Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Class B and Class C average daily net assets, respectively. Class I has no distribution plan. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses. Distribution Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.
     The Fund's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
     The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Class requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.
     Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of the Fund shares, above the usual sales charges and service fees.
     CDI, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive, pursuant to the Distribution Plans, a distribution fee and a service fee from the Fund based on the average daily net assets of each Class. These fees are paid pursuant to the Fund's Distribution Plan.

 Class A shares are offered at net asset value plus a front-end sales charge as follows:

                                   AS A % OF     AS A % OF    ALLOWED TO
AMOUNT OF                          OFFERING     NET AMOUNT    BROKERS AS A % OF
INVESTMENT                         PRICE        INVESTED      OFFERING PRICE
LESS  THAN  $50,000                4.75%        4.99%          4.00%
$50,000 BUT LESS THAN $100,000     3.75%        3.90%          3.00%
$100,000 BUT LESS THAN $250,000    2.75%        2.83%          2.25%
$250,000 BUT LESS THAN $500,000    1.75%        1.78%          1.25%
$500,000 BUT LESS THAN $1,000,000  1.00%        1.01%          0.80%
$1,000,000 AND OVER                0.00%        0.00%          0.00%

     CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers.

     Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

                    Transfer and shareholder servicing agents
                    -----------------------------------------

     National Financial Data Services, Inc. ("NFDS"), (P.O. Box 19544, Kansas City, MO, 64121-9544), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
     Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. and Acacia has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
     For these services, CSSI receives a fee of $6 per share shareholder account and $0.65 per transaction.

                             portfolio transactions
                             ----------------------

     Fund transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisor make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Trustees.
     Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Advisor or Subadvisor may also consider sales of Fund shares as a factor in the selection of brokers.
     While the Fund's Advisor and Subadvisor select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses;
providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor and/or Subadvisor may also direct selling concessions and/or discounts in fixed-price offerings for research services.
     If, in the judgment of the Advisor or Subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert Group funds and managed accounts.

                        Personal securities transactions
                        --------------------------------

     The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

                     independent accountants and custodians
                     --------------------------------------

     Arthur Anderson LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 2000. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets.
The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's.

                               general information
                               -------------------

     The Fund is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. The Fund is non-diversified. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
     Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
     The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

                                    appendix
                                    --------

CORPORATE  BOND  AND  COMMERCIAL  PAPER  RATINGS
Corporate  Bonds:
Description  of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:
     Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
     Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
     A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
     Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
     Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
     C/C: This rating is only for income bonds on which no interest is being paid.
     D:  Debt  in  default;  payment of interest and/or principal is in arrears.

Commercial  Paper  Ratings:
     MOODY'S  INVESTORS  SERVICE,  INC.:
     The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.
     STANDARD  &  POOR'S  CORPORATION:
     Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                                LETTER OF INTENT


                                                                            Date

Calvert  Distributors,  Inc.
4550  Montgomery  Avenue
Bethesda,  MD  20814

Ladies  and  Gentlemen:

     By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

     I intend to invest in the shares of:_____________________ (Fund name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

     __  $50,000  __  $100,000  __  $250,000  __  $500,000  __  $1,000,000

     Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

     I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

     From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

     If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

     Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

     I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

     The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

     The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

     In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer     Name  of  Investor(s)


By
     Authorized  Signer     Address



Date     Signature  of  Investor(s)



Date     Signature  of  Investor(s)

INVESTMENT  ADVISOR
Calvert  Asset  Management  Company,  Inc.
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  Maryland  20814

Shareholder  ServiceS     TRANSFER  AGENT
Calvert  Shareholder  Services,  Inc.     National Financial Data Services, Inc.
4550  Montgomery  Avenue     330  West  9th  Street
Suite  1000N     Kansas  City,  Missouri  64105
Bethesda,  Maryland  20814

PRINCIPAL  UNDERWRITER     INDEPENDENT  accountants
Calvert  Distributors,  Inc.     PricewaterhouseCoopers  LLP
4550  Montgomery  Avenue     250  West  Pratt  Street
Suite  1000N     Baltimore,  Maryland  21201
Bethesda,  Maryland  20814